Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Dollars in thousands)
Non-accrual loans	$5,859	$5,893	$5,545	$5,917	$5,531
Loans 90 days or more past due and still accruing interest	-	-	-	-	14
Subtotal	5,859	5,893	5,545	5,917	5,545
Less: Government guaranteed loans	1,360	859	435	327	427
Total non-performing loans	4,499	5,034	5,110	5,590	5,118
Other real estate and repossessed assets	508	438	245	224	296
Total non-performing assets	$5,007	$5,472	$5,355	$5,814	$5,414

As a percent of Portfolio Loans
Non-performing loans	0.14%	0.17%	0.18%	0.19%	0.18%
Allowance for credit losses	1.47	1.52	1.63	1.62	1.63
Non-performing assets to total assets	0.10	0.11	0.11	0.13	0.12
Allowance for credit losses as a percent of non-performing loans	1,064.30	906.38	924.70	837.19	897.34

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	June 30, 2022
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$3,266	$28,580		$31,846
Non-performing TDR's (2)	-	1,164	(3)	1,164
Total	$3,266	$29,744		$33,010

	December 31, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$4,481	$31,589		$36,070
Non-performing TDR's (2)	-	1,016	(3)	1,016
Total	$4,481	$32,605		$37,086

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for credit losses

	Six months ended June 30,
	2022			2021
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$47,252	$-	4,481	$35,429	-	$1,805
Additions (deductions)
Impact of adoption of ASC 326	-		-	11,574		1,469
Provision for credit losses	648	158	-	(1,899)	-	-
Initial allowance on loans purchased with credit deterioration	-		-	134		-
Recoveries credited to allowance	1,274		-	1,434		-
Loans charged against the allowance	(1,291)		-	(746)		-
Recoveries included in non-interest expense	-		294	-		(6)
Balance at end of period	$47,883	$158	4,775	$45,926	-	$3,268

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.00%			(0.05)%

Capitalization

	June 30, 2022	December 31, 2021
	(In thousands)
Subordinated debt	$39,395	$39,357
Subordinated debentures	39,626	39,592
Amount not qualifying as regulatory capital	(619)	(581)
Amount qualifying as regulatory capital	78,402	78,368
Shareholders’ equity
Common stock	319,885	323,401
Retained earnings	96,252	74,582
Accumulated other comprehensive income (loss)	(85,003)	501
Total shareholders’ equity	331,134	398,484
Total capitalization	$409,536	$476,852

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30,
				2022	2021
	(In thousands)
Interchange income	$3,422	$3,082	$3,453	$6,504	$6,502
Service charges on deposit accounts	3,096	2,957	2,318	6,053	4,234
Net gains (losses) on assets
Mortgage loans	1,253	835	9,091	2,088	21,919
Securities	(345)	70	-	(275)	1,416
Mortgage loan servicing, net	4,162	9,641	(1,962)	13,803	3,205
Investment and insurance commissions	682	738	634	1,420	1,217
Bank owned life insurance	105	138	127	243	266
Other	2,257	1,487	1,110	3,744	2,418
Total non-interest income	$14,632	$18,948	$14,771	$33,580	$41,177

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
	(In thousands)
Balance at beginning of period	$35,933	$23,530	$26,232	$16,904
Originated servicing rights capitalized	1,505	2,739	3,648	6,108
Change in fair value	2,039	(3,838)	9,597	(581)
Balance at end of period	$39,477	$22,431	$39,477	$22,431

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30,
				2022	2021
	(Dollars in thousands)
Mortgage loans originated	$317,683	$270,194	$473,742	$587,877	$982,745
Mortgage loans sold	142,977	221,725	306,789	364,702	684,207
Net gains on mortgage loans	1,253	835	9,091	2,088	21,919
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	0.88%	0.38%	2.96%	0.57%	3.20%
Fair value adjustments included in the Loan Sales Margin	(0.27)	(1.87)	(0.08)	(1.24)	(0.57)

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30,
				2022	2021
	(In thousands)
Compensation	$12,533	$12,435	$11,136	$24,968	$21,257
Performance-based compensation	3,776	3,662	4,783	7,438	9,075
Payroll taxes and employee benefits	3,573	4,033	3,964	7,606	8,073
Compensation and employee benefits	19,882	20,130	19,883	40,012	38,405
Data processing	2,644	2,216	2,576	4,860	4,950
Occupancy, net	2,077	2,543	2,153	4,620	4,496
Interchange expense	1,262	1,011	1,201	2,273	2,149
Furniture, fixtures and equipment	1,042	1,045	1,034	2,087	2,037
Communications	762	757	777	1,519	1,658
Advertising	560	680	164	1,240	653
Loan and collection	647	559	859	1,206	1,618
FDIC deposit insurance	457	522	307	979	637
Legal and professional	479	493	522	972	1,021
Amortization of intangible assets	233	232	243	465	485
Costs (recoveries) related to unfunded lending commitments	649	(355)	26	294	(6)
Supplies	161	123	170	284	344
Correspondent bank service fees	80	77	115	157	215
Conversion related expenses	6	44	1,143	50	1,361
Provision for loss reimbursement on sold loans	12	33	25	45	59
Net (gains) losses on other real estate and repossessed assets	(141)	(55)	6	(196)	(174)
Other	1,622	1,395	1,332	3,017	2,649
Total non-interest expense	$32,434	$31,450	$32,536	$63,884	$62,557

Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2022			2021
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,137,369	$31,383	4.01%	$2,852,972	$28,026	3.94%
Tax-exempt loans (1)	7,726	90	4.67	6,572	82	5.00
Taxable securities	966,146	4,950	2.05	908,622	3,656	1.61
Tax-exempt securities (1)	346,788	2,208	2.55	365,934	2,005	2.19
Interest bearing cash	18,032	29	0.65	71,043	22	0.12
Other investments	17,653	185	4.20	18,427	186	4.05
Interest Earning Assets	4,493,714	38,845	3.47	4,223,570	33,977	3.22
Cash and due from banks	58,497			54,120
Other assets, net	206,749			157,070
Total Assets	$4,758,960			$4,434,760

Liabilities
Savings and interest-bearing checking	$2,534,242	788	0.12	$2,260,172	689	0.12
Time deposits	354,209	428	0.48	305,390	453	0.59
Other borrowings	116,652	1,087	3.74	108,863	964	3.55
Interest Bearing Liabilities	3,005,103	2,303	0.31	2,674,425	2,106	0.32
Non-interest bearing deposits	1,332,596			1,314,153
Other liabilities	88,651			57,402
Shareholders’ equity	332,610			388,780

Total liabilities and shareholders’ equity	$4,758,960			$4,434,760

Net Interest Income		$36,542			$31,871

Net Interest Income as a Percent of Average Interest Earning Assets			3.26%			3.02%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2022			2021
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,054,925	$59,723	3.93%	$2,840,224	$56,065	3.98%
Tax-exempt loans (1)	8,127	189	4.69	6,624	166	5.07
Taxable securities	1,022,884	9,502	1.86	845,895	6,452	1.52
Tax-exempt securities (1)	336,935	4,223	2.51	338,692	3,775	2.22
Interest bearing cash	52,483	66	0.25	86,384	51	0.12
Other investments	17,884	365	4.12	18,427	374	4.10
Interest Earning Assets	4,493,238	74,068	3.31	4,136,246	66,883	3.25
Cash and due from banks	58,586			55,239
Other assets, net	188,381			153,540
Total Assets	$4,740,205			$4,345,025

Liabilities
Savings and interest-bearing checking	$2,518,714	1,429	0.11	$2,200,620	1,364	0.13
Time deposits	346,326	554	0.32	322,535	1,034	0.65
Other borrowings	112,831	2,060	3.68	108,844	1,926	3.58
Interest Bearing Liabilities	2,977,871	4,043	0.27	2,631,999	4,324	0.33
Non-interest bearing deposits	1,324,922			1,266,607
Other liabilities	83,222			61,950
Shareholders’ equity	354,190			384,469

Total liabilities and shareholders’ equity	$4,740,205			$4,345,025

Net Interest Income		$70,025			$62,559

Net Interest Income as a Percent of Average Interest Earning Assets			3.13%			3.04%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,722	$778	$-	$778	8.0%
Land Development	20,559	-	-	-	0.0
Construction	78,574	-	-	-	0.0
Income Producing	411,134	315	-	315	0.1
Owner Occupied	425,307	23,293	-	23,293	5.5
Total Commercial Real Estate Loans	$945,296	$24,386	-	$24,386	2.6

Other Commercial Loans	$383,902	$4,614	56	$4,670	1.2
Total non-performing commercial loans			$56

Commercial Loan Portfolio Analysis as of December 31, 2021

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$13,621	$114	$-	$114	0.8%
Land Development	14,854	32	-	32	0.2
Construction	67,663	-	-	-	0.0
Income Producing	402,936	2,215	-	2,215	0.5
Owner Occupied	360,614	21,960	-	21,960	6.1
Total Commercial Real Estate Loans	$859,688	$24,321	-	$24,321	2.8

Other Commercial Loans	$343,893	$12,546	62	$12,608	3.7
Total non-performing commercial loans			$62